UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 6, 2026
Date of Report (Date of earliest event reported)

Itron, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-22418	91-1011792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2111 N. Molter Road	Liberty Lake,	WA	99019
(Address of principal executive offices, Zip Code)

(509)	924-9900
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ITRI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

Itron, Inc. (the Company) held its 2026 Annual Meeting of Shareholders (the Annual Meeting) on May 7, 2026. Three proposals were voted upon at the Annual Meeting. The proposals are described in detail in the Company's proxy statement filed with the Securities and Exchange Commission on March 23, 2026. Each of the proposals passed. The final results for the votes regarding each proposal are set forth below.

Proposal One:     The following nominees for Director were elected until their successors are duly elected and qualified:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Scott D. Drury	37,279,376	1,351,972	130,979	2,027,307
Sheri L. Savage	38,588,613	161,669	12,045	2,027,307
Frank M. Jaehnert	32,317,403	6,311,124	133,800	2,027,307
Jerome J. Lande	37,192,890	1,557,229	12,208	2,027,307
Sanjay Mirchandani	37,394,908	1,355,370	12,049	2,027,307

Scott D. Drury and Sheri L. Savage were elected to hold office in Class 3 for a term of two years until the Company’s 2028 Annual Meeting.

Frank M. Jaehnert, Jerome J. Lande, and Sanjay Mirchandani were elected to hold office in Class 1 for a term of three years until the Company's 2029 Annual Meeting.

All independent Directors, except for the Board Chair, serve on at least one committee. For further information regarding the composition of such committees, refer to Itron's investor relations website, at https://na.itron.com/leadership.

Proposal Two:     Approval of the advisory (non-binding) resolution relating to executive compensation.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
34,659,055	3,985,830	117,442	2,027,307

Proposal Three:    Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the 2026 fiscal year.

VOTES FOR	VOTES AGAINST	ABSTENTIONS
39,470,297	1,303,815	15,522

Item 8.01    Other Events.

Approval of Share Repurchase Program

On May 6, 2026, the Company's Board of Directors authorized a new share repurchase program of up to $200 million of Itron's common stock over an 18-month period, effective May 8, 2026. Repurchases will be made in the open market and pursuant to the terms of any Rule 10b5-1 plans that Itron may enter into, and in accordance with applicable securities laws. The repurchase program is intended to comply with Rule 10b-18 promulgated under the Securities Exchange Act of 1934, as amended. Depending on market conditions and other factors, these repurchases may be commenced or suspended from time to time without prior notice.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Itron, Inc.

	By:	/s/ CHRISTOPHER E. WARE
Dated: May 7, 2026		Christopher E. Ware
Senior Vice President, General Counsel and Corporate Secretary